Rule 497(e)
                                      Registration Nos. 333-174332 and 811-22559


                      FIRST TRUST EXCHANGE-TRADED FUND IV
                                 (the "Trust")

                        FIRST TRUST STRATEGIC INCOME ETF
                                  (the "Fund")

                    SUPPLEMENT TO THE FUND'S PROSPECTUS AND
                      STATEMENT OF ADDITIONAL INFORMATION
                              DATED MARCH 2, 2015


                            DATED SEPTEMBER 24, 2015

      Notwithstanding anything to the contrary in the Fund's Prospectus or Statement of Additional Information, the following persons serve as additional portfolio managers of the Fund:

      LEONARDO DA COSTA, PORTFOLIO MANAGER OF FIRST TRUST GLOBAL PORTFOLIOS LTD. Leonardo Da Costa, CFA, has been a portfolio manager at First Trust Global where he focuses on fixed income and is a specialist in emerging markets since May 2013. Mr. Da Costa joined ISIS AM in October 2012 where he was a portfolio manager on the fixed income team. Prior to his time at ISIS AM, he worked for Hydra Capital Management from March 2007 to September 2009, on the firm's long/short and long only emerging market fixed income products. He started his career as a member of the Global Emerging Market Debt team at Aberdeen where he also worked with Mr. Fulton. The team was responsible for managing $2.5 billion of emerging market fixed income assets across total return, income, and closed end products. Mr. Da Costa has a B.Comm (Honours) in Investment and Financial Management from the University of Pretoria (South Africa) and is a CFA charterholder.

      SCOTT D. FRIES, SENIOR VICE PRESIDENT OF FIRST TRUST PORTFOLIOS L.P. Scott
D. Fries, CFA, joined First Trust in June 2010 as a Portfolio Manager and has 20 years of investment industry experience. Mr. Fries is a Senior Vice President of First Trust. Prior to joining First Trust, Mr. Fries spent 15 years at Morgan Stanley/Van Kampen Funds, Inc., where he most recently served as Executive Director and Co-Portfolio Manager of Institutional Separately Managed Accounts. Mr. Fries received a BA in International Business from Illinois Wesleyan University and an MBA in Finance from DePaul University. Mr. Fries holds the Chartered Financial Analyst designation. He is a member of the CFA Institute and the CFA Society of Chicago.

      Mr. Da Costa and Mr. Fries do not own any shares of the Fund.

      In addition to the Fund, as of December 31, 2014, the portfolio managers are also primarily responsible for the day-to-day portfolio management of the following accounts:

                          REGISTERED INVESTMENT         OTHER POOLED
                                COMPANIES           INVESTMENT VEHICLES
                           NUMBER OF ACCOUNTS        NUMBER OF ACCOUNTS     OTHER ACCOUNTS NUMBER OF
PORTFOLIO MANAGER              ($ ASSETS)                ($ ASSETS)           ACCOUNTS ($ ASSETS)

Leonardo Da Costa                  N/A                2 ($6,830,859)                N/A

Scott D. Fries             6 ($1,419,451,029)         2 ($71,704,634)               N/A



           PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND PROSPECTUS AND
            STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE